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                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2003-1

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Section 7.3 Indenture                                                          Distribution Date:                      12/15/2004
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(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)          Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   2,247,000.00
              Class B Note Interest Requirement                     215,250.00
              Class C Note Interest Requirement                     358,875.00
                      Total                                       2,821,125.00

       Amount of the distribution allocable to the interest on the Notes per
              $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.78333
              Class B Note Interest Requirement                        2.05000
              Class C Note Interest Requirement                        2.65833

(iii)         Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                     1,260,000,000
              Class B Note Principal Balance                       105,000,000
              Class C Note Principal Balance                       135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           15,000,000.00

(v)    Required Owner Trust Spread Account Amount                15,000,000.00



                                                   By:
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                                                        Name: Patricia M. Garvey
                                                        Title: Vice President


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